Exhibit 99.1


DASHBOARD
LOCATION SERVICES
Hi Lisa,
in New York, NY
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
URGENT SERVICES
DIAL 911
SIREN

THE REVOLUTION IS HERE:
AI-Powered Preventative Personal Security

Our Bond - NASDAQ: OBAI

2026-11-05 Webinar: Strategic Capital Realignment

Forward-looking Statements Disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the caption “Item 1A. Risk Factors” in Part II of our most recent Quarterly Report on Form 10-Q, or under the caption “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K, and in our other filings with the SEC, copies of which are available on the SEC's website at www.sec.gov. Our Bond, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise that occur after the date of this presentation, except as required by law.

Objective:

Review recent strategic capital realignment and practical implications

Agenda

- Bond Business Overview
- Strategic Capital Realignment
- Q&A

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BOND BUSINESS OVERVIEW

A Differentiated Platform Gaining Traction Across Global Markets

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Bond Business Status

1. TAM: $438 B ✓
2. Product/Service works as designed ✓
3. Proven ability to sell to the largest corporations in the world ✓
   - And now also to cities
4. Economics of the business: high margin low CAC ✓
5. Competition: no observed direct competitors ✓
   - Moat: capital, technology, operational excellence, security expertise
6. Growth: major investments made in 2026 and strong indications of growth in corporate and city markets ✓
7. Cash to fund growth: has consistently been available ✓

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Bond is Transforming Personal Safety

Until Bond, numerous attempts fell short of a successful solution that's

1. Effective
2. Affordable
3. Scalable
4. Privacy Preserving

Why Bond Is Difficult to Replicate

- High Barriers to Entry: Significant capital investment, time and operational expertise required.
- Proprietary Technology & Infrastructure: Unique combination of AI-powered technology, 24/7 Command Centers, trained security professionals and real-time intervention capabilities.
- Proven Track Record & Market Validation: More than 1.25 million service requests, over 10,000 emergency interventions and demonstrated ability to secure major corporations and municipalities.
- Scalability & Competitive Advantage: Established infrastructure capable of supporting growing populations and expanding into new markets without proportionate increases in operating costs.

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Bond Customers Include

- 1 of 3 largest global Retailers
- 1 of 3 largest global Telecommunications Companies
- 1 of 3 largest global Credit Card Companies
- 1 of 3 largest global Smartphone Companies
- 1 of 3 largest global Media & Entertainment Companies
- 1 of 3 largest global Private Equity Companies
- 1 of 3 largest global Venture Capital Companies
- 1 of 3 largest global Employers
- 1 of 3 largest global Revenue Generating Companies
- 1 of 3 largest global Sports Apparel Companies
- As well as banks, airlines, insurance companies, healthcare companies, hospitals, real estate agencies, cities, universities and more

Reality: Bond customers offer the service to all type of employees:
Commuters, store employees, nurses, lone workers, work from home employees, travelers, executives … and their families

Third-Party Validation That Drives Customer Adoption

1. Third-Party Research Validates Measurable Benefits: The report concludes that Bond's services help reduce the frequency and severity of security incidents while enhancing employee engagement and delivering measurable economic value.
2. The World's Largest Companies Are Adopting Bond: Leading global corporations and municipalities are increasingly recognizing the value of Bond's preventative personal security services.
3. Validation Is Accelerating Business Growth: Proven results and growing institutional adoption are strengthening Bond's competitive position, accelerating customer acquisition, and driving increased business momentum.

Big Four Accounting Firm Research Concludes:
Reduced Frequency and Severity of Security Incidents
Enhanced Employee Engagement

$181–$280
Estimated Annual Benefit per Employee

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Bond Is Positioned For Accelerating Customer Adoption

Proven customer success and third-party validation can help bridge the gap to mainstream market adoption



EARLY MARKET
THE CHASM
MAINSTREAM MARKET
Bond Today
TECH ENTHUSIASTS
VISIONARIES
PRAGMATISTS
CONSERVATIVES
SKEPTICS
INNOVATORS 2.5%
EARLY ADOPTERS 13.5%
EARLY MAJORITY 34%
LATE MAJORITY 34%
LAGGARDS 16%

THE POTENTIAL GROWTH INFLECTION POINT

- Higher Conversion: More prospects become customers
- Faster Sales: Shorter sales cycles
- Larger Contracts: Greater deal sizes and customer expansion
- Scalable Growth: More revenue to reinvest in expansion

Customer References + Third-Party Validation → Faster Adoption → Accelerating Growth

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STRATEGIC CAPITAL REALIGNMENT

Transformative Financial Restructuring, Eliminating Most of Debt and Securing Up to $10 Million in Premium-Priced PIPE

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	Action	Practical Implications		
		Reduce Burn	Leads Towards NASDAQ Compliance	Invites Long Term Investors
1	Convert $7.9 M of Eastward debt into permanent equity	This removes about $3.7M of accrued interest that is due to EWC from November 2026 through 2027	Removes $7.9 of Liability and converts it to Equity, which brings Bond closer to compliance on NASDAQ Capital Markets per the $2.5M of Positive Shareholder Equity	Reduces risk due to elimination of covenants
2	Convert $7.0 M of Ascent partners into permanent equity	This removes dividends This removes 25% that Bond has to pay on each dollar raised via Ascent in order to pay down the Preferred shares	This moves all of this capital that is classified as mezzanine to permanent equity, thus brining Bond within ~$3M of the $2.5M Positive Shareholder Equity	This removes the overhang that is represented by virtue of the Accent Partners Preferred position.
3	Cancel 380,000 warrants	N/A	N/A	Further reduces overhang
4	Establish $10M PIPE and fund $250,000 at premium price of $2.75	N/A	Adds more to Positive Shareholder Equity Also helpful in getting the company closer to compliance based upon total market value of $35M on NASDAQ Capital Markets	1) Signals confidence by existing Bond investors due to the premium valuation of $2.75 vs. $2.22 Friday closing 2) This vehicle signals the fact that Bond has access to further capital as it finalizes the terms for further infusion and now invites others to participate in the vehicle. Details TBD

Strengthening Bond's Financial Foundation

Strategic financial realignment improves the balance sheet, simplifies the capital structure, and positions Bond for its next phase of growth

Financial Metric	Before	After
Senior Secured Debt – Total Balance	$7,878,149.32	$0
Other Debt Converted To Equity	$803,940.82	$0
Annual Cash Interest Expense	$836,557.43	$0
Accrued Unpaid Dividend Obligations	$499,632.65	$0
Redeemable Preferred Stock (Stated Value)	$6,761,310	$0
Outstanding Warrants (Total Shares)	399,400	4,171

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Strengthening the Balance Sheet and Advancing Nasdaq Compliance

A clearer path toward positive stockholders' equity and continued Nasdaq listing

September 30, 2026	Following transactions
-$16.1M	**+$2.5M**
Stockholders' deficit	Minimum stockholders' equity

At least $18.6 million projected improvement

Nasdaq Compliance Strategy:

- Received formal notice from Nasdaq on November 2, 2026, confirming that Bond has regained compliance with the minimum bid price requirement following its 1-for-20 reverse stock split on October 19, 2026.
- Pursue transfer from the Nasdaq Global Market to the Nasdaq Capital Market.
- Target the Nasdaq Capital Market's $2.5 million stockholders' equity standard.
- Work toward satisfying applicable listing requirements ahead of the January 11, 2027 compliance deadline.
- Target completion of the transfer during Q4 2026, subject to Nasdaq approval and remaining requirements.

SUMMARY

Personal Security For All

Summary

Strong Fundamentals, Significant Growth Potential, and Strategic Capital Realignment

Great Opportunity:

- Massive Market
- Differentiated Platform with High Barriers to Entry
- Proven Commercial Traction & Customer Value
- Strong Growth Indicators

Market Value Misalignment & First Step with Strategic Capital Realignment:

- Conversion of approximately $15 million of debt and preferred stock into equity eliminates interest and cash dividend payments
- Secured up to $10 million PIPE at a premium to market
- Positioned to regain full Nasdaq compliance
- More to come

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QUESTION & ANSWER SESSION

For any additional questions, please contact InvestorRelations@ourbond.com

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THANK YOU!

NASDAQ: OBAI